                                 AMENDMENT NO. 3

                                       TO

                               FINANCING AGREEMENT

     THIS AMENDMENT NO. 3 (this "Amendment No. 3") is entered into as of July
26, 2006, by and among G-III Leather Fashions, Inc., a New York corporation
("G-III Inc."), J. Percy for Marvin Richards, Ltd., a New York corporation
("JPMR"), CK Outerwear, LLC, a New York limited liability company ("CKO", and together with G-III and JPMR, individually a "Company" and collectively, the
"Companies"), The CIT Group/Commercial Services, Inc., a New York corporation
("CIT"), the various other financial institutions named herein or which hereafter become a party to the Financing Agreement (as hereafter defined)
(together with CIT, each a "Lender" and collectively, "Lenders"), and CIT as agent for Lenders (CIT, in such capacity, "Agent").

                                   BACKGROUND

     The Companies, Agent and Lenders are parties to a Financing Agreement, dated as of July 11, 2005 (as amended by letter agreement dated as of August 1,
2005, Amendment No. 2 to Financing Agreement dated as of February 24, 2006 and as the same may be further amended, restated, modified and/or supplemented from time to time, the "Financing Agreement") pursuant to which Agent and Lenders provide the Companies with certain financial accommodations.

     The Companies have requested Agent and Lenders to amend certain of the terms of the Financing Agreement which relate to the financial covenants. Agent and Lenders have agreed to amend the Financing Agreement on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and
Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

     2. Amendments to Financing Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Financing Agreement is hereby amended as follows:

         (a) The definitions of the term "EBITDA" appearing in Section 1 of the
Financing Agreement is hereby amended and restated in its entirety as follows:

              "EBITDA shall mean, for any period, (a) all earnings of Parent and its Subsidiaries on a consolidated basis for such period (b)
              before all interest, tax obligations, depreciation and
              amortization expense, any other non-cash charges

              of Parent and its Subsidiaries on a consolidated basis for such period and the Waiver Payment Amount for such period, all
              determined in conformity with GAAP on a basis consistent with the latest audited financial statements of Parent and its
              Subsidiaries, (c) plus (i.e. adding back) up to the sum of
              $1,000,000 in start-up expenses associated with the Sean Jean
              Sportswear, Sean John Women's Outerwear and Calvin Klein Dresses
              licenses incurred during the six month period ending July 31,
              2006, (d) but, for all periods, excluding the effect of any extraordinary and/or nonrecurring gains or losses for such period."

         (b) Definitions for the new terms "Amendment No. 3" and "Amendment No.
3 Closing Date" are inserted into Section 1 of the Financing Agreement as follows:

         "AMENDMENT NO. 3 shall mean Amendment No. 3 to this Financing
         Agreement, dated as of July 26, 2006."

         "AMENDMENT NO. 3 CLOSING DATE shall mean July 26, 2006."

         (c) Subsections (b) and (c) of Section 7.3 of the Financing Agreement
are hereby amended and restated in their entireties as follows:

              "(b) EBITDA. Not permit trailing twelve month EBITDA as of the end of each fiscal quarter set forth below to be less than the following for the applicable test period:

              --------------------------------------------------------------
                  TWELVE MONTHS ENDING                       EBITDA
              --------------------------------------------------------------
              October 31, 2005                            $15,000,000
              --------------------------------------------------------------
              January 31, 2006                            $20,000,000
              --------------------------------------------------------------
              April 30, 2006                              $14,900,000
              --------------------------------------------------------------
              July 31, 2006                               $10,800,000
              --------------------------------------------------------------
              October 31, 2006                            $18,000,000
              --------------------------------------------------------------
              January 31, 2007                            $21,000,000
              --------------------------------------------------------------

         and the respective amounts for each twelve month period subsequent to
         January 31, 2007 shall be determined by the Agent, the Required Lenders and the Companies based on the Projections of Parent and its consolidated Subsidiaries for the fiscal years ending January 31, 2008 and 2009, respectively (in each case delivered pursuant to Section
         7.2(h)(iv)), after receipt and satisfactory review by the Agent of the respective Projections, but in no event shall the periods be of other than twelve (12) months in duration, or the amounts be less than
         $15,000,000, unless the Agent determines (in its reasonable discretion)
         that such minimum amounts warrant downward adjustment based upon such
         Projections or other information as Agent shall reasonably determine.

              (c) FIXED CHARGE COVERAGE. Maintain a Fixed Charge Coverage Ratio,
         calculated for each of the periods set forth below, of not less than the following for the applicable test period:

                                       2

              --------------------------------------------------------------
                        FISCAL PERIOD                          RATIO
              --------------------------------------------------------------
              3 months ending October 31, 2005             1.35 to 1.00
              --------------------------------------------------------------
              6 months ending January 31, 2006             1.30 to 1.00
              --------------------------------------------------------------
              9 months ending April 30, 2006               1.05 to 1.00
              --------------------------------------------------------------
              12 months ending July 31, 2006               0.85 to 1.00
              --------------------------------------------------------------
              12 months ending October 31, 2006            1.00 to 1.00
              --------------------------------------------------------------
              12 months ending January 31, 2007            1.00 to 1.00
              --------------------------------------------------------------

         and the respective amounts for each period subsequent to January 31,
         2007 shall be determined by the Agent, the Required Lenders and the
         Companies based on the Projections of Parent and its consolidated
         Subsidiaries for the fiscal years ending January 31, 2008 and 2009, respectively (in each case delivered pursuant to Section 7.2(h)(iv)), after receipt and satisfactory review by the Agent of the respective
         Projections, but in no event shall the Fixed Charge Coverage Ratio requirement for any period be less than 1.05 to 1.00 unless the Agent determines (in its reasonable discretion) that such minimum amounts warrant downward adjustment based upon such Projections or other information as Agent shall reasonably determine."

     3. Conditions of Effectiveness. This Amendment No. 3 shall become effective as of the date upon which Agent shall have received ten (10) copies of this
Amendment No. 3 duly executed by the Companies, Agent and Required Lenders, and consented to by each Guarantor.

     4. Representations and Warranties. Each of the Companies hereby represents, warrants and covenants as follows:

         (a) This Amendment No. 3 and the Loan Documents are and shall continue to be legal, valid and binding obligations of each of the Companies and
Guarantors, respectively, and are enforceable against each Company and each
Guarantor in accordance with their respective terms.

         (b) Upon the effectiveness of this Amendment No. 3, each Company and each Guarantor hereby reaffirms all covenants, representations and warranties made in the Loan Documents and agree that all such covenants, representations and warranties shall be deemed to have been remade and are true and correct in all material respects as of the Amendment No. 3 Closing Date, after giving effect to this Amendment No. 3; provided, however, that the information contained in the Schedules attached to the Financing Agreement continues to be true, correct and complete as of the Closing Date, and there have been no changes to such matters as of the Amendment No. 3 Closing Date except to the extent any such change would not have a Material Adverse Effect, constitute a
Default or Event or Default, or otherwise require notice to the Agent in accordance with the terms of the Financing Agreement.

         (c) Each Company and each Guarantor has the corporate and/or limited liability company power, and has been duly authorized by all requisite corporate and/or limited

                                       3

liability company action, to execute and deliver this Amendment No. 3 and to perform its obligations hereunder. This Amendment No. 3 has been duly executed and delivered by each Company and consented to by each Guarantor.

         (d) No Company or Guarantor has any defense, counterclaim or offset with respect to the Loan Documents.

         (e) The Loan Documents are in full force and effect, and are hereby ratified and confirmed.

         (f) The recitals set forth in the Background section above are truthful and accurate and are an operative part of this Amendment No. 3.

         (g) Agent and Lenders have and will continue to have a valid first priority lien and security interest in all Collateral except (as to priority)
for liens expressly permitted to have priority under the Financing Agreement, and each Company and each Guarantor expressly reaffirms all guarantees, security interests and liens granted to Agent and Lenders pursuant to the Loan Documents.

         (h) No Defaults or Events of Default are in existence.

     5. Effect of Agreement.

         (a) Except as specifically amended herein, the Financing Agreement, and all other documents, instruments and agreements executed and/or delivered under or in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (b) The execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of Agent or any
Lender, or, except as specifically provided herein, constitute a waiver of any provision of the Financing Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Reaffirmation. Each Company hereby acknowledges and agrees that (a) the principal amount of the Term Loan outstanding on the Amendment No. 3 Closing
Date is $25,050,000 (b) the aggregate principal amount of the Revolving Loans outstanding on the Amendment No. 3 Closing Date is $35,485,898.23 (c) the
aggregate principal amount of the Letters of Credit, Bankers Acceptances,
Steamship Guaranties and Airway Releases outstanding on the Amendment No. 3
Closing Date is $27,745,556.76 and (d) the amounts referred to in the foregoing clauses (a), (b) and (c) are enforceable obligations of the Companies payable to
Agent and the Lenders pursuant to the provisions of the Financing Agreement and the other Loan Documents without any deduction, offset, defense or counterclaim.

     7. Release. Each Company and Guarantor hereby acknowledges and agrees that:
(a) neither it nor any of its Affiliates has any claim or cause of action against Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or

                                       4

agents) and (b) Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Companies and their
Affiliates under the Financing Agreement and the other Loan Documents.
Notwithstanding the foregoing, Agent and the Lenders wish (and the Companies and
Guarantors agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agent's and the Lenders' rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Company and each Guarantor (for itself and its
Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge Agent and each
Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the
Amendment No. 3 Closing Date arising out of, connected with or related in any way to this Amendment No. 3, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Company or any Guarantor, or the making of any Loan or other advance, or the management of such Loan or advance or the
Collateral.

     8. Governing Law. This Amendment No. 3 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     9. Headings. Section headings in this Amendment No. 3 are included herein for convenience of reference only and shall not constitute a part of this
Amendment No. 3 for any other purpose.

     10. Counterparts; Facsimile. This Amendment No. 3 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission, or in
"pdf" format circulated by electronic means, shall be deemed to be an original signature hereto.

                  [remainder of page intentionally left blank]

                            [signature pages follow]

                                       5

     IN WITNESS WHEREOF, this Amendment No. 3 to Financing Agreement has been duly executed as of the day and year first written above.

                                  G-III LEATHER FASHIONS, INC.

                                  By: /s/ Wayne S. Miller
                                      ----------------------
                                      Name: Wayne S. Miller
                                      Title: Senior Vice President

                                  J. PERCY FOR MARVIN RICHARDS, LTD.

                                  By: /s/ Wayne S. Miller
                                      ----------------------
                                      Name: Wayne S. Miller
                                      Title: Vice President

                                  CK OUTERWEAR, LLC

                                  By: /s/ Wayne S. Miller
                                      ----------------------
                                      Name: Wayne S. Miller
                                      Title: Vice President

                                  THE CIT GROUP/COMMERCIAL SERVICES,
                                  INC., as Agent and Lender

                                  By: /s/ Edward J. Ahearn
                                      ----------------------
                                      Name: Edward J. Ahearn
                                      Title: Senior Vice President

                                  Revolving Credit Commitment $45,528,660
                                  Revolving Credit Pro Rata Percentage: 27.5931%
                                  Term Loan Commitment $4,254,243
                                  Term Loan Pro Rata Percentage: 16.9830%

                                  [signatures continued on succeeding page]

                                  HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

                                  By: /s/ Michael P. Behuniak
                                      ---------------------------
                                      Name: Michael P. Behuniak
                                      Title: Vice President

                                  Revolving Credit Commitment $25,000,000
                                  Revolving Credit Pro Rata Percentage: 15.1515%
                                  Term Loan Commitment $4,175,008
                                  Term Loan Pro Rata Percentage: 16.6667%

                                  WEBSTER BUSINESS CREDIT, as Lender

                                  By: /s/ Edward Jesser
                                      ---------------------
                                      Name: Edward Jesser
                                      Title: Senior Vice President

                                  Revolving Credit Commitment $10,577,000
                                  Revolving Credit Pro Rata Percentage: 6.4103%
                                  Term Loan Commitment $1,605,705
                                  Term Loan Pro Rata Percentage: 6.4100%

                                  COMMERCE BANK, N.A., as Lender

                                  By: /s/ Robert Maichin
                                      ---------------------
                                      Name: Robert Maichin
                                      Title: Vice President

                                  Revolving Credit Commitment $15,000,000
                                  Revolving Credit Pro Rata Percentage: 9.0909%
                                  Term Loan Commitment $4,175,008
                                  Term Loan Pro Rata Percentage: 16.6667%

                                  [signatures continued on succeeding page]

                                  BANK LEUMI USA, as Lender

                                  By: /s/ John Koenigsberg
                                      ------------------------
                                      Name: John Koenigsberg
                                      Title: First Vice President

                                  By: /s/ Phyllis Rosenfeld
                                      -------------------------
                                      Name: Phyllis Rosenfeld
                                      Title: Vice President

                                  Revolving Credit Commitment $12,500,000
                                  Revolving Credit Pro Rata Percentage: 7.5758%
                                  Term Loan Commitment $1,898,790
                                  Term Loan Pro Rata Percentage: 7.5800%

                                  ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

                                  By: /s/ Matilda Reyes
                                      ---------------------
                                      Name: Matilda Reyes
                                      Title: First Vice President

                                  By: /s/ Michael Paul
                                      --------------------
                                      Name: Michael Paul
                                      Title: Assistant Vice President

                                  Revolving Credit Commitment $25,000,000
                                  Revolving Credit Pro Rata Percentage: 15.1515%
                                  Term Loan Commitment $4,175,008
                                  Term Loan Pro Rata Percentage: 16.6667%

                                  [signatures continued on succeeding page]

                                  SIEMENS FINANCIAL SERVICES, as Lender

                                  By:
                                      -----------------------
                                      Name:
                                      Title:

                                  Revolving Credit Commitment $10,240,500
                                  Revolving Credit Pro Rata Percentage: 6.2064%
                                  Term Loan Commitment $1,554,703
                                  Term Loan Pro Rata Percentage: 6.2064%

                                  THE BANK OF NEW YORK, as Lender

                                  By: /s/ Joanne L. Wong
                                      ----------------------
                                      Name: Joanne L. Wong
                                      Title: Vice President

                                  Revolving Credit Commitment $8,461,530
                                  Revolving Credit Pro Rata Percentage: 5.1282%
                                  Term Loan Commitment $1,284,614
                                  Term Loan Pro Rata Percentage: 5.1282%

                                  SIGNATURE BANK, as Lender

                                  By: /s/ Robert A. Bloch
                                      -----------------------
                                      Name:  Robert A. Bloch
                                      Title: Senior Vice President

                                  Revolving Credit Commitment $12,692,310
                                  Revolving Credit Pro Rata Percentage: 7.6923%
                                  Term Loan Commitment $1,926,921
                                  Term Loan Pro Rata Percentage: 7.6923%

                                  The foregoing Amendment No. 3
                                  is hereby acknowledged
                                  and consented to:

                                  G-III APPAREL GROUP, LTD.

                                  By: /s/ Neal S. Nackman
                                      -----------------------
                                  Name:  Neal S. Nackman
                                  Title: Chief Financial Officer

                                  G-III RETAIL OUTLETS INC.

                                  By: /s/ Neal S. Nackman
                                      -----------------------
                                  Name:  Neal S. Nackman
                                  Title: Vice President - Finance

                                  G-III LICENSE COMPANY LLC

                                  By: /s/ Neal S. Nackman
                                      -----------------------
                                  Name:  Neal S. Nackman
                                  Title: Chief Financial Officer

                                  G-III BRANDS, LTD.

                                  By: /s/ Neal S. Nackman
                                      -----------------------
                                  Name:  Neal S. Nackman
                                  Title: Vice President - Finance